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                                SEQUOIA SYSTEMS, INC.

                      1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN
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         1.   Purpose.
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              The purpose of this 1995 Outside Directors' Stock Option Plan
         (the "Plan") of Sequoia Systems, Inc. (the "Company") is to encourage stock ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future success and to provide them with a further incentive to remain as directors of the Company.

         2.   Administration.
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              The Board of Directors of Sequoia Systems (the "Board") shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board and such resolution shall be final and binding upon all persons having an interest in the Plan.

         3.   Participation in the Plan.
              -------------------------

              Directors of the Company who are not employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive options under the Plan.

         4.   Stock Subject to the Plan.
              -------------------------

              (a) The maximum number of shares of the Company's Common Stock, par value $.40 per share ("Common Stock"), which may be issued under the Plan shall be 150,000 shares, subject to adjustment as provided in Section 7.

              (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

              (c) All options granted under the Plan shall be nonstatutory options not under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
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         5.   Terms, Conditions and Form of Options.
              -------------------------------------

              Each option granted under the Plan shall be evidenced by a written agreement in such form as the Chairman of the Board of Directors shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

              (a)  Option Grant Dates and Shares Subject to Option.
                   -----------------------------------------------

                   (i)  Initial Grants.  A fully vested option to purchase
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         12,000 shares of Common Stock shall be granted automatically to each person who becomes an outside director of the Company after the date of the Board's adoption of the Plan.

                  (ii)  Subsequent Grants.  A fully vested option to
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         purchase 2,500 shares of the Common Stock shall be granted automatically to each outside director on each July 1 from July 1, 1995 through and including July 1, 1999, provided, that he or she is an eligible director on the date of grant of such option.

              (b)  Option Exercise Price.  The option exercise price per
                   ---------------------
         share for each option granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant, which shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be deemed to be the last reported sale price per share of Common Stock thereon on such date (or, if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be deemed to be the book value per share of the Common Stock as of the end of the most recent fiscal quarter preceding such date.

              (c)  Options Non-Transferable.  Each option granted under the
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         Plan by its terms shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and shall be exercised during the lifetime of the optionee only by the optionee or his or her legal representative. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his or her

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         lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

              (d)  Exercise Period.  Each option may be exercised at any
                   ---------------
         time and from time to time, in whole or in part, prior to the tenth anniversary of the date of grant, except that no option may be exercised more than six months after the optionee ceases to serve as a director of the Company.

              (e)  Termination.  Each option shall terminate, and may no
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         longer be exercised, on the earlier of (i) the date 10 years after the date of grant or (ii) the date one year after the optionee ceases to serve as a director of the Company for any reason, whether by death, resignation, removal or otherwise.

              (f)  Exercise Procedure.  An option may be exercised only by
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         written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

              (g)  Exercise by Representative Following Death of Director.
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         An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

         6.   Limitation of Rights.
              --------------------

              (a)  No Right to Continue as a Director.  Neither the Plan,
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         nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the optionee shall be entitled to continue as a director for any period of time.

              (b)  No Stockholder Rights for Options.  An optionee shall
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         have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

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         7.   Adjustment Provisions for Mergers, Recapitalizations and
              --------------------------------------------------------
              Related Transactions.
              --------------------

              If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he or she had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

         8.   Modification, Extension and Renewal of Options.
              ----------------------------------------------

              The Board shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may
         (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

         9.   Termination and Amendment of the Plan.
              -------------------------------------

              The Board may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or
         (iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board may not amend the provisions of Sections 3 or 5, insofar as they relate to the amount, price and timing of options to be granted hereunder, more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

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         10.  Notice.
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              Any written notice to the Company required by any of the
         provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

         11.  Governing Law.
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              The Plan and all determinations made and actions taken
         pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.

         12.  Stockholder Approval.
              --------------------

              The Plan is conditional upon approval by the Company's stockholders of the Plan within one year from its date of adoption by the Board. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                                            As adopted by the Board on
                                            December 13, 1994.

                                            Approved by the Stockholders on
                                            March 29, 1995.

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